UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 20, 2022

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-38824 (Commission file number)	82-1476189 (I.R.S. employer identification number)

19951 Mariner Avenue, Torrance, California 90503
(Address of principal executive offices) (Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Pre-Paid Advance Agreement

On July 20, 2022, Canoo Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). In accordance with the terms of the PPA, the Company may request advances of up to $50,000,000 in cash from Yorkville (or such greater amount that the parties may mutually agree) (the “Pre-Paid Advance”), including an initial Pre-Paid Advance of $50,000,000 requested by the Company in connection with entering the PPA and from time to time thereafter, with an aggregate limitation on the Pre-Paid Advances of $300,000,000 (the “Commitment Amount”). Such Pre-Paid Advances will be offset upon the issuance of shares of the Company's common stock, par value $0.0001 per share (“Common Stock”), to YA at a price per share equal to the lower of (a) 120% of the daily volume weighted average price (the “VWAP”) of the Common Stock on The Nasdaq Global Select Market (“Nasdaq”) as of the trading day immediately prior to the date of the disbursement of the Pre-Paid Advance (the “Fixed Price”), or (b) 95% of the VWAP of the Common Stock on Nasdaq as of the trading day immediately preceding the date on which Yorkville provides the purchase notice to the Company (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than $1.00 per share (the “Floor Price”).  The issuance of the shares under the PPA is subject to certain limitations, including that the aggregate number of shares of Common Stock issued pursuant to the PPA (including the aggregation with the issuance of Common Stock under the SEPA (as defined below)) cannot exceed 19.9% of the Company's outstanding stock as of May 10, 2022 (referred to as the “Exchange Cap”). Interest shall accrue on the outstanding balance of any Pre-Paid Advance at an annual rate equal to 5%, subject to an increase to 15% upon events of default described in the PPA.

Pursuant to the PPA, the Company shall, among other things, (i) maintain its shelf registration statement on Form S-3 (the “Registration Statement”), (ii) register the shares of Common Stock that are to be offered and sold to Yorkville pursuant to the PPA, (iii) use the net proceeds for purposes disclosed in the respective prospectus supplement, and (iv) except as permitted under the PPA, not enter into any variable rate transactions. As consideration, upon execution of the PPA, the Company paid Yorkville’s structuring and due diligence fees of $10,000.

The shares of Common Stock to be issued under the PPA will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-264842). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission in connection with the offer and sale of the shares of Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of Common Stock, nor shall there be an offer, solicitation or sale of the shares of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The foregoing description of the PPA is qualified in its entirety by reference to the PPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 5.1, is the opinion of Kirkland & Ellis LLP relating to the legality of the shares of Common Stock.

Side Letter to Standby Equity Purchase Agreement

The PPA is the second equity investment made by Yorkville, which is also party to the previously disclosed Standby Equity Purchase Agreement, dated as of May 10, 2022 (the “SEPA”), pursuant to which the Company has the right, but not the obligation, to sell to Yorkville up to $250,000,000 of its shares of Common Stock.

Concurrently with the PPA, the Company entered into the Side Letter to the Standby Equity Purchase Agreement (the “Side Letter”). Pursuant to the Side Letter, the Company may not request any advances or pre-advance loans under the SEPA without the written consent of Yorkville while there are Pre-Paid Advances pursuant to the PPA outstanding, unless the Common Stock is trading below the Floor Price.

The foregoing description of the Side Letter is qualified in its entirety by reference to the Side Letter, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Forward Looking Statements

The information in this Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the amount of Pre-Paid Advances the Company may request from Yorkville, if any, the amount of shares of Common Stock the Company may issue to Yorkville, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines and delivery, and the Company’s ability to capitalize on commercial opportunities and anticipated customer orders. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s ability to continue as a going concern; ability to access future capital; changes in domestic and foreign business, market, financial, political and legal conditions; the rollout of the Company’s business and the timing of expected business milestones and commercial launch; future market adoption of the Company’s offerings; risks related to the Company’s go-to-market strategy and manufacturing strategy; the effects of competition on the Company’s future business; and those factors discussed under the captions “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as its Quarterly Reports on Form 10-Q and other filings with the SEC These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Kirkland & Ellis LLP.

10.1*	Pre-Paid Advance Agreement, dated July 20, 2022, by and between Canoo Inc. and YA II PN, Ltd.

10.2	Side Letter to Standby Equity Purchase Agreement, dated July 20, 2022, by and between Canoo Inc. and YA PN, Ltd.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2022	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary